UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 23, 2004
                                                 ----------------


                         Savoy Capital Investments, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                         0-32103                84-1522003
 ---------------------------            -----------           ----------------
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)         Identification No.)

435 Martin Street, Suite #3120, Blaine, Washington                   98230
--------------------------------------------------                  --------
     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code 360-332-1892
                                                   -------------


                 18826 Pagentry Place, Monument, Colorado 80132
                 ----------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.


                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002









INDEPENDENT AUDITORS' REPORT

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENT OF STOCKHOLDERS' EQUITY

STATEMENTS OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

[LOGO]
DALE MATHESON           Partnership of           Robert J Burkart, Inc.    James F. Carr-Hilton, Ltd
CALL-HILTON LABONTE     Alvin F. Dale, Ltd.      Peter J Donaldson, Inc.   R.J. LaBonte, Ltd
___________________
CHARTER ACCOUNTANTS     Robert J Matheson, Inc.  Fraser G. Ross, Ltd.

________________________________________________________________________________




                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Stockholders and Board of Directors of Societe Siranna S.A.R.L.

We have audited the balance sheets of Societe Siranna S.A.R.L. (an exploration stage company) as at December 31, 2003 and 2002 and the statements of operations, stockholders' equity and cash flows for the initial period from September 24, 2002 (inception) to December 31, 2002, the year ended December 31, 2003 and the period from September 24 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2003 and 2002 and the results of its operations and its cash flows and the changes in stockholders' equity for the period from September 24, 2002 (inception) to December 31, 2002, the year ended December 31, 2003 and the period from September 24 (inception) to December 31, 2003 in accordance with United States generally accepted accounting principles.


                                             "Dale Matheson Carr-Hilton LaBonte"

                                                          CHARTERED ACCOUNTANTS

Vancouver, B.C.
March 19, 2004




        A MEMBER OF MGI INTERNATIONAL, A WORLDWIDE NETWORK OF INDEPENDENT
                       ACCOUNTANTS AND BUSINESS ADVISORS


Vancouver Office:  Suite 1700 - 1140 West Pender Street, Vancouver, B.C., Canada
                   V6E 4G1, Tel:  604 687 4747 * Fax:  604 687 4216

                   Suite 610-938 Howe Street, Vancouver, B.C., Canada Y6Z 1N9
                   Tel:  604 682 2778 * Fax: 604-689-2778

Surrey Office:     Suite 303-137th Street, Surrey, B.C., Canada Y3W 1A4,
                   Tel: 604 572 4586 * 604 572 4587


                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)
                                 BALANCE SHEETS

                                                                                  December 31,     December 31,
                                                                                      2003             2002

------------------------------------------------------------------------------------------------------------
                                                           ASSETS

  CURRENT ASSETS
   Cash                                                                              $  --            $  --

MINERAL PROPERTIES (Note 3)                                                              1                1
-----------------------------------------------------------------------------------------------------------

                                                                                     $   1            $   1
===========================================================================================================


                                          LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                                                          $  --            $  --
-----------------------------------------------------------------------------------------------------------

CONTINGENCIES (Note 1)

STOCKHOLDERS' EQUITY
   Capital stock (Note 5)
      Common stock $1.80 par value; 10,000,000 shares authorized
      200 shares issued and outstanding                                                360              360
   Additional paid-in capital                                                           --               --
   Deficit accumulated during the exploration stage                                   (359)            (359)
-----------------------------------------------------------------------------------------------------------

                                                                                        1                 1
-----------------------------------------------------------------------------------------------------------

                                                                                     $   1            $   1
===========================================================================================================



    The accompanying notes are an integral part of these financial statements


                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

                            STATEMENTS OF OPERATIONS


                                                                           September 24,                       September 24,
                                                                         2002 (inception)     Year ended     2002 (inception)
                                                                          to December 31,    December 31,     to December 31,
                                                                               2002              2003              2003
 ------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
    General and administrative                                            $        359        $       -         $      359
 ------------------------------------------------------------------------------------------------------------------------------

 NET LOSS FOR THE PERIOD                                                  $       (359)       $       (-)       $     (359)
 =============================================================================================================================




  BASIC NET LOSS PER SHARE                                                $      (1.80)       $   (0.00)
  =======================================================================================================

  WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                       200              200
  =======================================================================================================







    The accompanying notes are an integral part of these financial statements

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY

     FOR THE PERIOD FROM SEPTEMBER 24, 2002 (INCEPTION) TO DECEMBER 31, 2003


                                                                                                Deficit
                                                                                              Accumulated
                                                                              Additional        during
                                                       Common stock            Paid in        Exploration
                                                   Shares        Amount        Capital           Stage            Total
 -----------------------------------------------------------------------------------------------------------------------
  Issuance of common stock for cash at $1.80
       per share - September 24, 2002                 200         $ 360         $    -          $    -           $  360

  Net loss, period ended December 31, 2002              -             -              -           (359)            (359)
 -----------------------------------------------------------------------------------------------------------------------

  Balance, December 31, 2002                          200           360              -           (359)                1

  Net loss, period ended December 31, 2003              -             -              -               -                -
 -----------------------------------------------------------------------------------------------------------------------

  Balance, December 31, 2003                          200         $ 360         $    -        $  (359)            $   1
 =======================================================================================================================









    The accompanying notes are an integral part of these financial statements

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

                            STATEMENTS OF CASH FLOWS


                                                                      September 24,                       September 24, 2002
                                                                     2002 (inception)      Year ended       (inception) to
                                                                     to December 31,      December 31,     December 31, 2003
                                                                           2002               2003
  ---------------------------------------------------------------------------------------------------------------------------
  CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss for the period                                              $  (359)             $   -             $  (359)
  ---------------------------------------------------------------------------------------------------------------------------

  NET CASH FLOWS USED IN OPERATING ACTIVITIES                               (359)                 -                (359)
  ---------------------------------------------------------------------------------------------------------------------------

  CASH FLOWS USED IN INVESTING ACTIVITIES
    Mineral properties                                                        (1)               (1)                  (1)
  ---------------------------------------------------------------------------------------------------------------------------

  NET CASH FLOWS USED IN INVESTING ACTIVITIES                                 (1)               (1)                  (1)
  --------------------------------------------------------------------------------------------------------------------------

  CASH FLOWS FROM FINANCING ACTIVITIES
    Common stock sales                                                       360               360                  360
  --------------------------------------------------------------------------------------------------------------------------

  NET CASH FLOWS FROM FINANCING ACTIVITIES                                   360               360                  360
  --------------------------------------------------------------------------------------------------------------------------

  INCREASE (DECREASE) IN CASH                                                  -                 -                    -

  CASH, BEGINNING OF PERIOD                                                    -                 -                    -
  ---------------------------------------------------------------------------------------------------------------------------

  CASH, END OF PERIOD                                                      $   -            $    -                $   -
  ===========================================================================================================================












    The accompanying notes are an integral part of these financial statements

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------


NOTE 1 - NATURE OF CONTINUED OPERATIONS AND BASIS OF PRESENTATION
--------------------------------------------------------------------------------

The Company was incorporated in the Republic of Madagascar on September 24, 2002 and is in the exploration stage of its mineral property exploration and development. To date, the Company has not generated any revenues from operations and has no working capital. The Company's continuance of operations and movement into an operating basis are contingent on raising additional capital to finance further exploration and development work, and on the future development of its mineral properties. Accordingly, these factors raise substantial doubt about the Company's ability to continue as a going concern. The Company anticipates funding its operations for the next twelve months, as required, through equity financings in connection with Savoy Capital Investments, Inc. Refer to Note 5.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Mineral property costs
Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified. To date the Company has not established any proven or probable reserves on its mineral properties. The Company has adopted the provisions of SFAS No. 143 "Accounting for Asset Retirement Obligations" which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. The adoption of this standard has had no effect on the Company's financial position or results of operations. As at December 31, 2003, any potential costs relating to the retirement of the Company's mineral property interest are not yet determinable.

Loss Per Share
Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive earnings per share reflects the potential dilution of securities that could share in the earnings of the Company. Because the Company does not have any potentially dilutive securities, the accompanying presentation is only of basic loss per share.

Financial Instruments
The fair value of the Company's financial assets and financial liabilities approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company is not currently exposed to any significant credit risk or currency risk.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock-Based Compensation
In December 2002, the Financial Accounting Standards Board issued Financial Accounting Standard No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148"), an amendment of Financial Accounting Standard No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (con't.)
--------------------------------------------------------------------------------

value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation, and (3) to require disclosure of those effects in interim financial information. The disclosure provisions of SFAS No. 148 were effective for the Company for the year ended December 31, 2003. No pro-forma disclosures have been provided as the fair value of the options granted during the period was determined to be $NIL as described in Note 4.

The Company has elected to continue to account for stock options granted to employees and officers using the intrinsic value based method in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", ("APB No. 25") and comply with the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148 as described above. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period. In addition, with respect to stock options granted to employees, the Company provides pro-forma information as required by SFAS No. 123 showing the results of applying the fair value method using the Black-Scholes option pricing model. In accordance with SFAS No. 123, the Company applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

The Company has also adopted the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of APB 25. FIN 44 is generally effective July 1, 2000 with the exception of certain events occurring after December 15, 1998.

Foreign Currency Translation
The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of stockholders' equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

Income Taxes
The Company follows the liability method of accounting for income taxes. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (con't.)
--------------------------------------------------------------------------------

which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements
In June 2001, the FASB issued SFAS No. 143 "Accounting for Asset Retirement Obligations" which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. SFAS 143 is effective for fiscal years beginning after June 15, 2002. As at November 30, 2003, any potential costs relating to the retirement of the Company's mineral property interest are not yet determinable.

In August 2001, the FASB issued SFAS 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Under SFAS 144, the Company is required to test for recoverability of long-lived assets and when the carrying amount of an asset exceeds its fair value, and impairment loss is recognized. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The adoption of this standard has not had any impact on the Company's financial position or results of operations and as June 30, 2003, the Company has not recorded any impairments of long-lived assets.


NOTE 3 - MINERAL PROPERTIES
--------------------------------------------------------------------------------

The Company holds a 100% interest in an operating permit to two gemstone mining exploration and development properties, which are located in the province of Antsiranana, Republic of Madagascar. The two gemstone mining exploration and development properties were prospected, staked and registered with the Madagascar Ministry of Energy and Mines, on behalf of the Company, by the Company's resident geologist on February 27, 2003 and was contributed to the Company for nominal consideration of $1.


NOTE 4 - CAPITAL STOCK
--------------------------------------------------------------------------------

The Company is authorized to issue up to 10,000,000 common shares with a par value of $180 per share.

During the year ended December 31, 2002 the Company received proceeds of $360 on issuance of 200 shares at a price of $1.80 per share.

Stock Options

The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of APB No. 25 and complies with the disclosure provisions of SFAS No. 123 and SFAS No. 148. In accordance with SFAS No. 123 the Company applies the fair value method using the Black-Scholes option-pricing model in

                            SOCIETE SIRANNA S.A.R.L.
                         (An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

NOTE 4 - CAPITAL STOCK (con't.)
--------------------------------------------------------------------------------

connection with accounting for options granted to consultants and the disclosure provision relating to options granted to employees.

     By Director's Resolution effective December 22, 2003 the Company's Board of Directors granted 9,300,000 options to purchase shares of the Company's common stock to certain officers, directors, employees and consultants of the Company. The 9,300,000 options may be exercised at price of $0.10 per share to December 22, 2006.

     No compensation expense has been recorded in connection with the options granted under this Plan in accordance with the provisions of APB No. 25 as the exercise price of the options awarded was determined not to be less than the fair value of the Company's common shares as at the dates of the awards. Also, no additional compensation expense was recorded or will be disclosed in connection with the options granted in accordance with the provisions of SFAS No. 123 and SFAS No. 148. In applying the Black-Scholes option-pricing model, no additional compensation expense resulted as the Company determined an expected volatility of 0%. This was determined on the basis that the Company is privately held and there is no market established for trading of shares of the Company's common stock at the time of granting the stock options.

     At December 31, 2003 9,300,000 options are outstanding to purchase 9,300,000 common shares at a price of $0.10 per share to December 22, 2006.


NOTE 5 - AGREEMENT WITH SAVOY CAPITAL INVESTMENTS, INC.
--------------------------------------------------------------------------------

By agreement dated December 23, 2003 and completed January 19, 2004, between Savoy Capital Investments, Inc. ("Savoy"), a public company incorporated under the laws of the State of Colorado, and Geoffrey Armstrong ("GA"), the 97% shareholder of Societe Siranna S.A.R.L. , GA agreed to sell his interest in the Company to Savoy in consideration for 7,500,000 shares of Savoy. In addition, the 9,300,000 stock options outstanding in the Company are to be exchanged for equivalent stock options in Savoy.


NOTE 6 - INCOME TAXES
--------------------------------------------------------------------------------

The Company has incurred operating losses from inception to December 31, 2003 of approximately $359 which may be available to offset future taxable income. The Company has adopted FASB No. 109 for reporting purposes. The potential tax benefit of these losses has not been recorded, as a full-deferred tax asset valuation allowance has been provided due to the uncertainty regarding the realization of these losses.

         (b)  Pro forma financial information.



                         SAVOY CAPITAL INVESTMENTS, INC.
                          (a development stage company)

            PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                               SEPTEMBER 30, 2003

                                   (Unaudited)

















INTRODUCTION

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                         SAVOY CAPITAL INVESTMENTS, INC.
                          (a development stage company)

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
--------------------------------------------------------

SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
(Unaudited)

INTRODUCTION
--------------------------------------------------------------------------------

Effective December 23, 2003, Savoy Capital Investments, Inc. ("Savoy" or the "Company"), a public company incorporated under the laws of the State of Colorado on March 6, 1997, entered into a Share Purchase Agreement (the "Agreement") to acquire 97% of the issued shares in the capital of Societe Siranna S.A.R.L. (an exploration stage company) ("Siranna"), a private company incorporated September 24, 2002 under the laws of Madagascar, in exchange for 7,500,000 restricted shares of Savoy's common stock. In addition, and in accordance with the completion of the Agreement, Savoy will grant a total of 9,300,000 stock options to replace an equivalent number of stock options presently outstanding in Siranna with terms and conditions consistent with the original stock options.

 As a result of this transaction and the other assumptions contained herein, the former holders of 97% of the issued and outstanding shares of common stock of Siranna will own approximately 60% of the shares of common stock of Savoy representing 7,500,000 of the anticipated 12,590,000 total issued and outstanding shares of common stock.

The Acquisition will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions whereby the financial statements subsequent to the date of the transaction will be presented as a continuation of Siranna. Under reverse acquisition accounting Siranna (the legal subsidiary) will be treated as the accounting parent (acquirer) and Savoy (the legal parent) will be treated as the accounting subsidiary (acquiree). The value assigned to the common stock of consolidated Savoy on Acquisition of Siranna will be equal to the book value of the common stock of Siranna plus the book value of the net assets of Savoy as at the date of the Acquisition.

The pro-forma consolidated statement of stockholders' equity has been prepared to reflect the consolidated statement of stockholders' equity of Savoy as at September 30, 2003 assuming the Acquisition of Siranna had occurred effective September 30, 2003. As the results of operations of consolidated Savoy are considered to be a continuation of the results of Siranna, and as the audited financial statements of Siranna as at December 31, 2003, and for the period from September 24, 2002 (inception) to December 31, 2003, have been included in the Company's filing on Form 8-K/A, no pro-forma statements of operations have been presented.

The pro-forma consolidated statement of stockholders' equity is based on the following financial statements:

     Savoy - unaudited balance sheet as at September 30, 2003.
     Siranna - audited balance sheet as at December 31, 2003.

This pro-forma consolidated statement of stockholders' equity should be read in conjunction with Savoy's December 31, 2002 audited financial statements as filed on Form 10-KSB and Siranna's audited financial statements as at December 31, 2003 included in recent filing on Form 8-K/A.

SAVOY CAPITAL INVESTMENTS, INC.
(a development stage company)

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY


SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------------------------------------
(unaudited)                                                                            (expressed in United States dollars)


                                                                                                                 Pro-Forma
                                                                       Pro-Forma Adjustments                   Consolidated
                               Savoy       Siranna                                                                Savoy
                             30-Sep-03    31-Dec-03     (a)          (b)       (c)         (d)         (e)      30-Sep-03
--------------------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK               $  4,757    $    360    $    333    $     --   $ (5,090)   $ (2,392)   $ 14,622    $ 12,590

 PREFERRED STOCK                2,000          --          --          --     (2,000)         --       2,000       2,000

 ADDITIONAL PAID-IN CAPITAL    28,443          --       2,997          --    (31,440)         --          --          --

 ACCUMULATED DEFICIT          (37,592)       (359)     (3,330)         --     40,922          --     (16,622)    (16,981)

-------------------------------------------------------------------------------------------------------------------------

                             $ (2,392)   $      1    $     --    $     --   $  2,392    $ (2,392)   $     --    $ (2,391)
=========================================================================================================================



   The accompanying notes are an integral part of this pro-forma consolidated statement of stockholders' equity

                         SAVOY CAPITAL INVESTMENTS, INC.
                          (a development stage company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
(Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ACQUISITION
--------------------

Effective December 23, 2003, Savoy Capital Investments, Inc. ("Savoy" or the "Company"), a public company incorporated under the laws of the State of Colorado on March 6, 1997, entered into a Share Purchase Agreement (the "Agreement") to acquire 97% of the issued shares in the capital of Societe Siranna S.A.R.L. (an exploration stage company) ("Siranna"), a private company incorporated September 24, 2002 under the laws of Madagascar, in exchange for 7,500,000 restricted shares of Savoy's common stock. In addition, and in accordance with the completion of the Agreement, Savoy will grant a total of 9,300,000 stock options to replace an equivalent number of stock options presently outstanding in Siranna with terms and conditions consistent with the original stock options.

Siranna holds a 100% interest in an operating permit to two gemstone mining exploration and development properties, which are located in the province of Antsiranana, Republic of Madagascar. The two Siranna gemstone mining exploration and development properties were prospected, staked and registered with the Madagascar Ministry of Energy and Mines, on behalf of Siranna, by Siranna's resident geologist on February 27, 2003.

This pro-forma consolidated statement of stockholders' equity has been prepared assuming the completion of the proposed Acquisition and all related conditions satisfied effective September 30, 2003.

For purposes of this pro-forma consolidated statement of stockholders' equity, the Acquisition has been accounted for as a recapitalization using accounting principles applicable to reverse acquisitions with Siranna (the legal subsidiary) being treated as the accounting parent (acquirer) and Savoy (the legal parent) being treated as the accounting subsidiary (acquiree). Under reverse acquisition accounting the value assigned to the common stock of consolidated Savoy on Acquisition of Siranna will be equal to the book value of the common stock of Siranna plus the book value of the net assets of Savoy as at the date of the Acquisition.

The pro-forma book value of Savoy' capital stock as at September 30, 2003 is calculated as follows:

                Siranna capital stock                                             $           360
                Siranna additional paid-in capital                                              -
                                                                                  -----------------
                                                                                              360
                Savoy net assets (liabilities)                                             (2,392)
                                                                                  -----------------

                                                                                           (2,032)
                Recapitalization charge to deficit  - from 2(e) below                      16,622
                                                                                  -----------------

              Savoy pro-forma capital stock                                       $        14,590
                                                                                  =================

Savoy pro-forma capital stock is made up as follows:
                Capital stock                                                     $        12,590
                Preferred stock                                                             2,000
                Additional paid-in capital                                                      -
                                                                                  -----------------
                                                                                  $        14,590
                                                                                  =================

                         SAVOY CAPITAL INVESTMENTS, INC.
                          (a development stage company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS
--------------------------------------------------------------------------------

(a)    Record Savoy shares issued subsequent to September 30, 2003
       The Agreement with Siranna contemplates 5,090,000 shares of Savoy's common stock issued and outstanding immediately prior to completion of the reverse acquisition. The September 30, 2003 financial statements of Savoy, which provide the basis of this pro-forma consolidated statement of stockholders' equity, reflect 4,757,000 shares of common stock issued and outstanding. A pro forma adjustment has been recorded to reflect the issuance of 333,000 shares of Savoy's common stock, with a par value of $0.001 per share, in payment of services provided to the company at a fair value of $3,330.


(b)    Record fair value of stock options
       In connection with the proposed reverse acquisition, Savoy has agreed to grant 9,300,000 stock options in exchange for the cancellation of all existing stock options outstanding in Siranna. Accounting principles applicable to business combinations require that the fair value of stock options granted in connection with a business combination be recorded as part of the purchase price at fair value. A pro-forma adjustment is required to record the fair value of 9,300,000 stock options granted at an exercise price of $0.10 per share exercisable for a period of three years. The stock options were valued in accordance with the provisions of SFAS No. 123 by applying the fair value method using the Black-Scholes option-pricing model.

       The fair value of the stock options was determined to be $NIL by using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rate of 3%; dividend yield of 0%; volatility factor of the expected market price of the Company's common stock of 0%; and a weighted average expected life of the options of three years. The volatility was determined to be 0% as prior to the date of this acquisition, there was no established market for trading in shares of Savoy's common stock.

       The value assigned to the shares proposed for issuance in connection with this reverse acquisition is calculated as described in Note 1 and, as a result, amounts that would otherwise form part of the purchase price for standard business combinations are charged to the deficit of the legal parent for reverse acquisitions. A pro-forma adjustment is normally required to charge the fair value of the stock options grated to the deficit of Savoy which would subsequently be eliminated in pro-forma adjustment 2(c). However, as described above, the amount of the pro forma adjustment required to reflect the fair value of the stock options is $NIL.


(c)    Elimination of Savoy's stockholders' equity
       In accordance with reverse acquisition accounting the financial statements subsequent to the date of the proposed acquisition will be presented as a continuation of Siranna and, as a result, the stockholders' equity of Savoy, which is equal to the book value of net assets, has been eliminated as follows:

                         SAVOY CAPITAL INVESTMENTS, INC.
                          (a development stage company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
(Unaudited)

NOTE 2 - PRO-FORMA ADJUSTMENTS (con't)
--------------------------------------------------------------------------------

(c) Elimination of Savoy's stockholders' equity (cont'd)

                                                                                                                Total
                                                                                Additional                  Stockholder's
                                                      Capital     Preferred      Paid-in                        Equity
                                                       Stock        Stock        Capital        Deficit      (Deficiency)
                                                    ------------------------------------------------------------------------
       Savoy - balance, September 30, 2003          $   4,757    $   2,000    $    28,443     $ (37,592)    $       (2,392)

       Pro-forma adjustment (a)                           333            -          2,997        (3,330)                 -
       Pro-forma adjustment (b)                             -            -              -             -                  -
                                                    ------------------------------------------------------------------------

       Savoy - balance before elimination           $   5,090    $   2,000    $    31,440     $ (40,922)    $       (2,392)

       Pro-forma adjustment (c), to eliminate          (5,090)      (2,000)       (31,440)       40,922              2,392
                                                    ------------------------------------------------------------------------

       Savoy - balance after elimination            $      -     $       -    $         -     $       -     $            -
                                                    ========================================================================


(d)    Record value assigned to Savoy under reverse acquisition accounting
       As at the date of the acquisition, Savoy did not have any significant operations or assets and, as a result, the transaction will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions and, accordingly, no goodwill is recorded and the value assigned to the shares of common stock issued by Savoy is equal to the book value of the net assets (liabilities) of Savoy as at the date of the proposed Acquisition. As at September 30, 2003, the book value of the net liabilities of Savoy (as shown above) is $(2,392).


(e)    Restatement of share capital under reverse acquisition accounting
       In accounting for this reverse acquisition the legal share capital is that of Savoy (the legal parent) and the value of share capital is calculated as described in Note 1. Upon completion of the proposed Acquisition Savoy will have 12,590,333 of its $US 0.001 par value common shares issued and outstanding and 200,000 of its $US 0.01 par value preferred shares issued and outstanding. A pro forma adjustment is required to reconcile and reallocate the pro-forma consolidated share capital as follows. As the shares of common and preferred stock are recorded at their par values, a net charge of $16,622 to deficit is required.


                                                                                                Additional
                                                                 Capital Stock    Preferred       Paid-in      Total Share
                                                                                    Stock         Capital        Capital
                                                                 -------------- -------------- -------------- --------------
       Savoy as at September 30, 2003                                $  4,757   $      2,000   $     28,443    $    35,200
       Siranna as at December 31, 2003                                    360              -              -            360
       Pro-forma adjustment (a)                                           333              -          2,997          3,330
       Pro-forma adjustment (b)                                             -              -              -              -
       Pro-forma adjustment (c)                                        (5,090)        (2,000)       (31,440)       (38,530)
       Pro-forma adjustment (d)                                        (2,392)             -              -         (2,392)
       Pro-forma adjustment (e), to reconcile                          14,622          2,000              -         16,622
                                                                 -------------- -------------- -------------- --------------

       Pro-forma balance, September 30, 2003 (unaudited)         $     12,590   $      2,000   $          -   $     14,590
                                                                 ============== ============== ============== ==============





(c) Exhibits.

      23.1 Consent of Dale Matheson Carr-Hilton Labonte, Chartered Accountants








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SAVOY CAPITAL INVESTMENTS, INC.



Date:  March 20, 2004                         By: /s/ Floyd Wandler
                                                  ------------------------
                                                  Floyd Wandler, President